UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21128
Legg Mason Partners Variable Equity Trust
(Exact name of registrant as specified in charter)
55 Water Street, New York, NY 10041
(Address of principal executive offices) (Zip code)
Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
100 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)
Registrant’s telephone number, including area code: Funds Investor Services 1-800-822-5544
or
Institutional Shareholder Services 1-888-425-6432
Date of fiscal year end: October 31
Date of reporting period: October 31, 2009

ITEM 1. REPORT TO STOCKHOLDERS.
The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / OCTOBER 31, 2009

Legg Mason Investment
Counsel Variable Social
Awareness Portfolio

Managed by LEGG MASON INVESTMENT COUNSEL

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Portfolio objective

The Portfolio seeks capital appreciation and retention of net investment income.

Portfolio name change

Prior to November 2, 2009, the Portfolio was known as Legg Mason Partners Variable Social Awareness Portfolio. There was no change in the Portfolio’s investment objective or investment policies as a result of the name change.

What’s inside

Letter from the chairman	I

Portfolio overview	1

Portfolio at a glance	7

Portfolio expenses	8

Portfolio performance	10

Historical performance	11

Schedule of investments	12

Statement of assets and liabilities	19

Statement of operations	20

Statements of changes in net assets	21

Financial highlights	22

Notes to financial statements	23

Report of independent registered public accounting firm	33

Additional information	34

Important tax information	41

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager and Legg Mason Investment Counsel, LLC (“LMIC”) is the Portfolio’s subadviser. LMPFA and LMIC are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

Dear Shareholder,

While the U.S. economy remained weak during much of the twelve-month reporting period ended October 31, 2009, the lengthiest recession since the Great Depression finally appeared to have ended during the third quarter of 2009.

Looking back, the U.S. Department of Commerce reported that fourth quarter 2008 U.S. gross domestic product (“GDP”)i contracted 5.4%. Economic weakness accelerated during the first quarter of 2009, as GDP fell 6.4%. However, the economic environment started to get relatively better during the second quarter, as GDP fell 0.7%. The economy’s more modest contraction was due, in part, to smaller declines in both exports and business spending. After contracting four consecutive quarters, the Commerce Department’s preliminary estimate for third quarter 2009 GDP growth was 2.8%. A variety of factors helped the economy to expand, including the government’s $787 billion stimulus program and its “Cash for Clunkers” car rebate program, which helped spur an increase in car sales.

Even before GDP advanced in the third quarter, there were signs that the economy was starting to regain its footing. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.9 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). While the PMI dipped to 52.6 in September, it rose to 55.7 in October, its best reading since April 2006.

The housing market also saw some improvement during the reporting period. According to its most recent data, the S&P/Case-Shiller Home Price Indexiii indicated that home prices rose 1.2% in August 2009 versus the prior month. This marked the fourth straight monthly gain. In addition, the National Association of Realtors’ Pending Home Sales Indexiv rose 6.1% in September, the eighth consecutive monthly increase.

One area that remained weak—and could hamper the magnitude of economic recovery—was the labor market. While monthly job losses have moderated compared to earlier in the year, the unemployment rate rose to

Legg Mason Investment Counsel Variable Social Awareness Portfolio   I

Letter from the chairman continued

10.2% in October 2009, its highest level in more than twenty-six years. Since December 2007, the number of unemployed has risen by approximately 8.2 million and there have been twenty-two consecutive months of job losses.

The Federal Reserve Board (“Fed”)v continued to pursue an accommodative monetary policy during the reporting period. After reducing the federal funds ratevi from 5.25% in August 2007 to a range of 0 to 1/4 percent in December 2008—a historic low—the Fed has maintained this stance thus far in 2009. In conjunction with its November 2009 meeting, the Fed said that it “will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

After a poor start, the U.S. stock market rallied and, overall, generated solid results during the twelve-month reporting period. Stock prices fell during three of the first four months of the reporting period. This was due to a number of factors, including the rapidly weakening global economy, an ongoing credit crisis and plunging corporate profits. Stock prices continued to decline in early March, reaching a twelve-year low on March 9th. Stocks then rallied sharply through the end of September, as the S&P 500 Indexvii (the “Index”) rose approximately 58% from its March low. The Index then fell 1.86% in October, its first monthly loss since February. The market’s strong rebound was due to a variety of factors, including optimism that the economy was bottoming and that corporate profits would improve as the year progressed. All told, the Index returned 9.80% over the twelve-month reporting period ended October 31, 2009.

During the twelve months ended October 31, 2009, both short- and long-term Treasury yields experienced periods of heightened volatility. When the period began, two- and ten-year Treasury yields were 1.56% and 4.01%, respectively. The ongoing fallout from the issues related to the subprime mortgage market, the credit crisis, forced selling by leveraged investors and a lack of liquidity triggered several “flights to quality.” During these periods, Treasury yields moved lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). This was particularly true toward the end of 2008, as the turmoil in the financial markets and sharply falling stock prices caused investors to flee securities that were perceived to be risky, even high-quality corporate bonds and high-grade municipal bonds. When the first half of the reporting period ended on April 30, 2009, two- and ten-year Treasury yields were 0.91% and 3.16%, respectively.

During the second half of the period, Treasury yields generally moved higher (and their prices lower) until early June. Two- and ten-year yields

II   Legg Mason Investment Counsel Variable Social Awareness Portfolio

peaked at 1.42% and 3.98%, respectively, before falling and ending the reporting period at 0.90% and 3.41%, respectively. In a reversal from 2008, investor risk aversion faded as the twelve-month reporting period progressed, driving spread sector (non-Treasury) prices higher. For the twelve-month period ended October 31, 2009, the Barclays Capital U.S. Aggregate Indexviii returned 13.79%.

A special note regarding increased market volatility

Dramatically higher volatility in the financial markets has been very challenging for many investors. Market movements have been rapid—sometimes in reaction to economic news, and sometimes creating the news. In the midst of this evolving market environment, we at Legg Mason want to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Market insights and commentaries from our portfolio managers and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your portfolio
Please read on for a more detailed look at prevailing economic and market conditions during the Portfolio’s reporting period and to learn how those conditions have affected Portfolio performance.

Important information with regard to recent regulatory developments that may affect the Portfolio is contained in the Notes to Financial Statements included in this report.

Legg Mason Investment Counsel Variable Social Awareness Portfolio   III

Letter from the chairman continued

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

November 27, 2009

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii	The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii	The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv	The Pending Home Sales Index is an index created by the National Association of Realtors that tracks home sales in which a contract is signed but the sale has not yet closed. The Index is a leading indicator of future existing home sales as it typically takes four to six weeks to close a sale after a contract has been signed.

[v]	The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

vi	The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

viii	The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

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Portfolio overview

Q. What is the Portfolio’s investment strategy?
A. The Portfolio seeks capital appreciation and retention of net investment income.

The Portfolio invests primarily in common stocks and other equity securities of U.S. companies that we believe are undervalued and have above-average potential for growth. Our rigorous stock selection is based upon proprietary fundamental analysis combined with a top-down approach to portfolio construction. We seek to invest in a broad range of companies, without regard to market capitalization, that exhibit superior characteristics including solid long-term earnings growth, high sustainable profitability, quality management, sound capital structure, strong cash-flow and reasonable valuation.

The Portfolio targets a 30% investment (normally between 25% and 35%) in fixed-income securities, primarily investment grade, which may be of any maturity. Our fixed-income strategy utilizes fundamental analysis and an assessment of relative value within the context of current market conditions, expected interest rate movements, changes in the shape of the yield curvei, and fluctuations in sector spreads. We employ a disciplined approach, constantly assessing market conditions in order to identify market anomalies. The Portfolio also may invest a portion of its assets in equity and debt securities of foreign issuers.

For all securities in the portfolio, we utilize our proprietary social research to determine whether, relative to other companies in their industry, selected companies make a positive contribution to society through their products and services and through the way they conduct business. Specifically, we focus on companies that:

•	Have fair and reasonable employment practices

•	Contribute to the general well-being of the citizens of its host communities and countries and have respect for human rights

•	Utilize strategies to minimize the negative impact of business activities on the environment

•	Do not manufacture nuclear weapons or other weapons of mass destruction or derive more than 5% of their revenue from the production of non-nuclear weaponry

•	Do not derive more than 5% of their revenue from the production or sale of tobacco products

Legg Mason Investment Counsel Variable Social Awareness Portfolio 2009 Annual Report   1

Portfolio overview continued

Q. What were the overall market conditions during the Portfolio’s reporting period?
A. Over the past seven months, the U.S. stock market has recorded its sharpest rally in over seventy years as investors concluded that the global economy was not falling into the abyss. During that period, stocks of companies perceived to be at the greatest risk from continued economic deterioration and dysfunction actually generally led the market higher. The power of this rally begs the question, “Where do we go from here?”

Our near-term outlook is somewhat cautious: the base case calls for modest improvements in U.S. gross domestic product (“GDP”)ii growth over the next few quarters, followed by a longer-term plateau to slower growth.

Mixed signals are present today:

•	Positives: Credit is flowing for large companies; service businesses (the largest segment of the economy) once again are growing; merger activity is increasing; improved corporate earnings are being announced; and the residential housing market is stabilizing.

•	Negatives: Unemployment is at a twenty-six-year high; domestic sales are less robust than exports for many businesses; the small-business sector is stagnant; the dollar is weak; and over-leveraged consumers remain careful about discretionary spending.

In our opinion, there is more evidence today than in prior months that a slow, inevitable, though somewhat unsteady, economic recovery is taking hold in the U.S., as well as in major global markets. The continued strong performance in the U.S. stock market has sustained the belief that the path to recovery is clearer. Importantly, we believe there has been progress on many of the key dimensions that facilitate a growing economy, including the easing of credit for large companies, continued low interest rates, the first expansion of the huge services sector in years, better corporate earnings, more issuance of debt and equity, increased merger and acquisition activity, stabilization of the residential housing market, improvements in retail sales, and increased industrial output.

Clearly, the actions of the Federal Reserve Board (“Fed”)iii in moving aggressively to support the U.S. economy finally have had a salutary effect on the equity and credit markets. Similarly, the intervention by the central banks in Europe and Asia to promote growth has righted the economic ship of state in key industrial nations and staved off the economic doomsday scenario of a systemic collapse of the global markets.

2   Legg Mason Investment Counsel Variable Social Awareness Portfolio 2009 Annual Report

Q. How did we respond to these changing market conditions?
A. As market conditions deteriorated during the fourth quarter of 2008 and the beginning of 2009, we repositioned the Portfolio’s holdings. Specifically, within the equity portion of the portfolio, we overweighted the Consumer Staples and Health Care sectors and significantly underweighted the Financials sector.

However, as the equity markets bottomed in March 2009, we once again adjusted the Portfolio’s holdings to take advantage of an expected rally. We increased exposure to the Information Technology (“IT”) and Industrials sectors and reduced exposure to the Consumer Staples and Materials sectors.

Within the fixed-income portion of the Portfolio, the yield curve steepened tremendously as short-term rates remained pinned down and long-term rates experienced the effects of the ongoing issuance of U.S. Treasury securities. As yields further along the curve increased, we purchased longer-dated U.S. Treasury securities and altered the term structure of the portfolio, becoming more barbelled (overweighted in the short and long-end of the yield curve). At the same time, we have kept the average durationiv the Portfolio below that of the benchmark.

In addition, given the impressive tightening in the corporate bond sector, we decreased the allocation to this segment. This will be an ongoing tactic as opportunities present themselves.

Finally, as both the U.S. Treasury and Agency sectors appeared relatively rich, we began to increase positions in higher-quality asset-backed and commercial mortgage-backed securities. The yields and spread pick-up over other sectors, along with the solid credit structures and additional credit enhancements, gave these securities a better risk/reward profile.

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Portfolio overview continued

Performance review
For the twelve months ended October 31, 2009, Legg Mason Investment Counsel Variable Social Awareness Portfolio1 returned 14.17%. The Portfolio’s unmanaged benchmarks, the S&P 500 Indexv and the Barclays Capital U.S. Aggregate Indexvi, returned 9.80% and 13.79%, respectively, over the same time frame. The Blended S&P 500 Index (70%) and Barclays Capital U.S. Aggregate Index (30%)vii returned 11.57% for the same period. The Lipper Variable Specialty/Miscellaneous Funds Category Average2 returned 13.41% over the same time frame.

   PERFORMANCE SNAPSHOT as of October 31, 2009 (unaudited)

	6 MONTHS	12 MONTHS
Variable Social Awareness Portfolio[1]	16.46%	14.17%

S&P 500 Index	20.04%	9.80%

Barclays Capital U.S. Aggregate Index	5.61%	13.79%

Blended S&P 500 Index (70%) and Barclays Capital U.S. Aggregate Index (30%)	15.61%	11.57%

Lipper Variable Specialty/Miscellaneous Funds Category Average[2]	17.31%	13.41%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Portfolio returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Portfolio expenses.

   TOTAL ANNUAL OPERATING EXPENSES (unaudited)

As of the Portfolio’s most current prospectus dated February 28, 2009, the gross total operating expense ratio was 0.91%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

1 The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.
2 Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 54 funds for the six-month period and among the 53 funds for the twelve-month period in the Portfolio’s Lipper category.

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Q. What were the leading contributors to performance?
A. In the equity portion of the Portfolio, stock selection in the Energy, IT, Telecommunication Services, Industrials and Materials sectors enhanced results during the reporting period. In terms of sector positioning, the overweighting in the Health Care and Materials sectors and underweighting in the Utilities and Industrials sectors contributed to relative performance. On an individual stock basis, the largest contributors to performance were NetApp Inc., National-Oilwell Varco Inc., Broadcom Corp. (Class A Shares), Apple Inc. and Inverness Medical Innovations Inc.

In the fixed-income portion, the two leading contributors to performance were the portfolio’s duration strategy and the roll-down effectviii. We continued to take advantage of market volatility and ended the reporting period with a duration shorter than that of the benchmark as interest rates appeared unsustainably low.

Q. What were the leading detractors from performance?
A. In the equity portion of the Portfolio, stock selection in the Financials, Consumer Staples and Consumer Discretionary sectors detracted from relative results. In terms of sector positioning, our overweighting in the Consumer Staples sector and underweighting in the Consumer Discretionary sector detracted from results. On an individual stock basis, the largest detractors from performance were Wells Fargo & Co., U.S. Bancorp, Covanta Holding Corp., Procter & Gamble Co. and Celgene Corp.

In the fixed-income portion, the Portfolio’s “up-in-quality” bias was a detractor. Its overweight to securities rated A or better hurt relative performance.

Thank you for your investment in Legg Mason Investment Counsel Variable Social Awareness Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on seeking to achieve the Portfolio’s investment goals.

Sincerely,

Ronald T. Bates	David K. Kafes, CFA
Portfolio Manager (Equity Portion)	Portfolio Manager (Fixed-Income Portion)
Legg Mason Investment Counsel, LLC	Legg Mason Investment Counsel, LLC

November 17, 2009

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Portfolio overview continued

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of October 31, 2009 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Portfolio’s top ten holdings (as a percentage of net assets) as of this date were: BP PLC, ADR (3.0%), Apache Corp. (2.9%), Procter & Gamble Co. (2.5%), General Mills Inc. (2.0%), PepsiCo Inc. (2.0%), Federal National Mortgage Association (FNMA), 5.500% due 6/1/36 (1.9%), Arch Capital Group Ltd. (1.9%), CVS Caremark Corp. (1.8%), U.S. Bancorp (1.8%) and Express Scripts Inc. (1.7%). Please refer to pages 12 through 18 for a list and percentage breakdown of the Portfolio’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Portfolio’s top five sector holdings (as a percentage of net assets) as of October 31, 2009 were: Information Technology (13.9%), Financials (13.8%), Health Care (11.4%), Consumer Staples (9.8%) and Energy (9.0%). The Portfolio’s composition is subject to change at any time.

RISKS: Keep in mind, stock prices are subject to market fluctuations and fixed-income securities are subject to credit and market risks. As interest rates rise, bond prices fall, reducing the value of the Portfolio’s share price. Also, because the Portfolio uses a social awareness criterion, there may be a smaller universe of investments. The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Please see the Portfolio’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

ii	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

iii	The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv	Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

[v]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vi	The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii	The Blended S&P 500 Index (70%) and Barclays Capital U.S. Aggregate Index (30%) has been prepared by the managers. It consists of 70% of the performance of the S&P 500 Index and 30% of the Barclays Capital U.S. Aggregate Index.

viii	A steep yield curve presents the opportunity to reap gains via “roll down,” or price appreciation that arises as bonds are revalued at successively lower yields as they approach maturity.

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Portfolio at a glance† (unaudited)

   INVESTMENT BREAKDOWN (%) As a percent of total investments

†	The bar graphs above represent the composition of the Portfolio’s investments as of October 31, 2009 and October 31, 2008, and do not include derivatives. The Portfolio is actively managed. As a result, the composition of the Portfolio’s investments is subject to change at any time.

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Portfolio expenses (unaudited)

Example
As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2009 and held for the six months ended October 31, 2009.

Actual expenses
The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

   BASED ON ACTUAL TOTAL RETURN1

	BEGINNING	ENDING	ANNUALIZED	EXPENSES
ACTUAL TOTAL	ACCOUNT	ACCOUNT	EXPENSE	PAID DURING
RETURN[2]	VALUE	VALUE	RATIO	THE PERIOD[3]
16.46%	$1,000.00	$1,164.60	0.85%	$4.64

[1]	For the six months ended October 31, 2009.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total return does not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total return. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Expenses (net of fee waivers and/or expense reimbursements) are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

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Hypothetical example for comparison purposes
The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

   BASED ON HYPOTHETICAL TOTAL RETURN1

HYPOTHETICAL	BEGINNING	ENDING	ANNUALIZED	EXPENSES
ANNUALIZED	ACCOUNT	ACCOUNT	EXPENSE	PAID DURING
TOTAL RETURN	VALUE	VALUE	RATIO	THE PERIOD[2]
5.00%	$1,000.00	$1,020.92	0.85%	$4.33

[1]	For the six months ended October 31, 2009.

[2]	Expenses (net of fee waivers and/or expense reimbursements) are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

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Portfolio performance (unaudited)

   AVERAGE ANNUAL TOTAL RETURNS1

Twelve Months Ended 10/31/09	14.17%

Five Years Ended 10/31/09	3.30

Ten Years Ended 10/31/09	0.04

   CUMULATIVE TOTAL RETURN1

10/31/99 through 10/31/09	0.43%

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

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Historical performance (unaudited)

   VALUE OF $10,000 INVESTED IN LEGG MASON INVESTMENT COUNSEL VARIABLE SOCIAL AWARENESS PORTFOLIO
   VS. S&P 500 INDEX, BARCLAYS CAPITAL U.S. AGGREGATE INDEX AND BLENDED S&P 500 INDEX (70%) AND
   BARCLAYS CAPITAL U.S. AGGREGATE INDEX (30%)† — October 1999 - October 2009

†	Hypothetical illustration of $10,000 invested in Legg Mason Investment Counsel Variable Social Awareness Portfolio on October 31, 1999, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2009. The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S. The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Blended S&P 500 Index (70%) and Barclays Capital U.S. Aggregate Index (30%) has been prepared by the managers. It consists of 70% of the performance of the S&P 500 Index and 30% of the Barclays Capital U.S. Aggregate Index. The Indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or reimbursements, the total return would have been lower.

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Schedule of investments
October 31, 2009

   LEGG MASON INVESTMENT COUNSEL VARIABLE SOCIAL AWARENESS PORTFOLIO

SHARES	SECURITY	VALUE
COMMON STOCKS — 69.5%

CONSUMER DISCRETIONARY — 6.5%

	Hotels, Restaurants & Leisure — 1.6%
29,560	Yum! Brands Inc.	$974,002

	Multiline Retail — 1.0%
13,400	Target Corp.	648,962

	Specialty Retail — 1.5%
46,950	Lowe’s Cos. Inc.	918,812

	Textiles, Apparel & Luxury Goods — 2.4%
20,180	Coach Inc.	665,335

11,140	V.F. Corp.	791,385

	Total Textiles, Apparel & Luxury Goods	1,456,720

	TOTAL CONSUMER DISCRETIONARY	3,998,496
CONSUMER STAPLES — 9.1%

	Beverages — 2.0%
20,310	PepsiCo Inc.	1,229,771

	Food & Staples Retailing — 1.8%
31,460	CVS Caremark Corp.	1,110,538

	Food Products — 2.8%
66,430	Darling International Inc.*	461,689

18,920	General Mills Inc.	1,247,206

	Total Food Products	1,708,895

	Household Products — 2.5%
26,387	Procter & Gamble Co.	1,530,446

	TOTAL CONSUMER STAPLES	5,579,650
ENERGY — 8.5%

	Energy Equipment & Services — 2.6%
10,430	FMC Technologies Inc.*	548,618

25,624	National-Oilwell Varco Inc.*	1,050,328

	Total Energy Equipment & Services	1,598,946

	Oil, Gas & Consumable Fuels — 5.9%
18,590	Apache Corp.	1,749,691

32,771	BP PLC, ADR	1,855,494

	Total Oil, Gas & Consumable Fuels	3,605,185

	TOTAL ENERGY	5,204,131
FINANCIALS — 8.1%

	Capital Markets — 3.1%
53,910	Charles Schwab Corp.	934,799

See Notes to Financial Statements.

12   Legg Mason Investment Counsel Variable Social Awareness Portfolio 2009 Annual Report

   LEGG MASON INVESTMENT COUNSEL VARIABLE SOCIAL AWARENESS PORTFOLIO

SHARES	SECURITY	VALUE
	Capital Markets — 3.1% continued

3,000	Goldman Sachs Group Inc.	$510,510

10,210	State Street Corp.	428,616

	Total Capital Markets	1,873,925

	Commercial Banks — 3.2%
30,500	Comerica Inc.	846,375

47,050	U.S. Bancorp	1,092,501

	Total Commercial Banks	1,938,876

	Insurance — 1.8%
16,900	Arch Capital Group Ltd.*	1,138,553

	TOTAL FINANCIALS	4,951,354
HEALTH CARE — 9.9%

	Biotechnology — 4.0%
41,350	BioMarin Pharmaceutical Inc.*	643,406

17,390	Celgene Corp.*	887,760

21,690	Gilead Sciences Inc.*	922,909

	Total Biotechnology	2,454,075

	Health Care Equipment & Supplies — 4.1%
20,970	Covidien PLC	883,257

20,330	Inverness Medical Innovations Inc.*	772,743

18,480	Stryker Corp.	850,080

	Total Health Care Equipment & Supplies	2,506,080

	Health Care Providers & Services — 1.8%
13,330	Express Scripts Inc.*	1,065,333

	TOTAL HEALTH CARE	6,025,488
INDUSTRIALS — 7.2%

	Building Products — 0.9%
48,470	Masco Corp.	569,523

	Commercial Services & Supplies — 4.0%
51,654	Covanta Holding Corp.*	887,416

40,560	Republic Services Inc.	1,050,909

19,430	Tetra Technology Inc.*	499,934

	Total Commercial Services & Supplies	2,438,259

	Electrical Equipment — 1.6%
25,490	Emerson Electric Co.	962,247

	Machinery — 0.7%
9,000	Deere & Co.	409,950

	TOTAL INDUSTRIALS	4,379,979

See Notes to Financial Statements.

Legg Mason Investment Counsel Variable Social Awareness Portfolio 2009 Annual Report   13

Schedule of investments continued
October 31, 2009

   LEGG MASON INVESTMENT COUNSEL VARIABLE SOCIAL AWARENESS PORTFOLIO

SHARES	SECURITY	VALUE
INFORMATION TECHNOLOGY — 13.5%

	Communications Equipment — 3.8%
39,340	Cisco Systems Inc.*	$898,919

42,050	Corning Inc.	614,350

32,062	Juniper Networks Inc.*	817,902

	Total Communications Equipment	2,331,171

	Computers & Peripherals — 3.0%
4,710	Apple Inc.*	887,835

34,920	NetApp Inc.*	944,586

	Total Computers & Peripherals	1,832,421

	Internet Software & Services — 1.6%
1,770	Google Inc., Class A Shares*	948,932

	IT Services — 2.5%
23,730	Accenture PLC, Class A Shares	879,909

16,620	Lender Processing Services Inc.	661,476

	Total IT Services	1,541,385

	Semiconductors & Semiconductor Equipment — 1.8%
27,690	Broadcom Corp., Class A Shares*	736,831

12,910	Varian Semiconductor Equipment Associates Inc.*	366,515

	Total Semiconductors & Semiconductor Equipment	1,103,346

	Software — 0.8%
18,611	Amdocs Ltd.*	468,997

	TOTAL INFORMATION TECHNOLOGY	8,226,252
MATERIALS — 2.7%

	Chemicals — 1.9%
9,700	Air Products & Chemicals Inc.	748,161

4,200	Potash Corp. of Saskatchewan Inc.	389,676

	Total Chemicals	1,137,837

	Construction Materials — 0.3%
2,500	Martin Marietta Materials Inc.	208,300

	Metals & Mining — 0.5%
9,120	Cliffs Natural Resources Inc.	324,398

	TOTAL MATERIALS	1,670,535
TELECOMMUNICATION SERVICES — 1.9%

	Wireless Telecommunication Services — 1.9%
12,990	America Movil SAB de CV, Series L Shares, ADR	573,249

15,500	American Tower Corp., Class A Shares*	570,710

	TOTAL TELECOMMUNICATION SERVICES	1,143,959

See Notes to Financial Statements.

14   Legg Mason Investment Counsel Variable Social Awareness Portfolio 2009 Annual Report

   LEGG MASON INVESTMENT COUNSEL VARIABLE SOCIAL AWARENESS PORTFOLIO

SHARES	SECURITY	VALUE
UTILITIES — 2.1%

	Electric Utilities — 2.1%
12,890	Exelon Corp.	$605,314

30,500	Northeast Utilities	703,025

	TOTAL UTILITIES	1,308,339

	TOTAL COMMON STOCKS (Cost — $39,505,423)	42,488,183

FACE
AMOUNT
ASSET-BACKED SECURITIES — 0.6%

FINANCIALS — 0.6%

	Automobiles — 0.6%
$44,443	Harley-Davidson Motorcycle Trust, 3.760% due 12/17/12	44,504

159,000	Honda Auto Receivables Owner Trust, 4.470% due 1/18/12	162,666

137,691	Hyundai Auto Receivables Trust, 5.260% due 11/15/12	139,388

	TOTAL ASSET-BACKED SECURITIES (Cost — $346,527)	346,558
COLLATERALIZED MORTGAGE OBLIGATIONS — 1.7%

	Banc of America Commercial Mortgage Inc.:

287,000	5.142% due 11/10/42(a)	295,176

91,989	5.611% due 5/10/45	94,358

165,648	Bear Stearns Commercial Mortgage Securities, 4.240% due 8/13/39(a)	166,789

161,094	Credit Suisse First Boston Mortgage Securities Corp., 6.505% due 2/15/34	165,964

177,000	JPMorgan Chase Commercial Mortgage Securities Corp., 5.201% due 8/12/37	184,102

129,033	TIAA Seasoned Commercial Mortgage Trust, 5.670% due 8/15/39(a)	134,106

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $1,035,924)	1,040,495

CORPORATE BONDS & NOTES — 9.3%

CONSUMER DISCRETIONARY — 0.8%

	Media — 0.3%
200,000	Comcast Corp., Bonds, 5.650% due 6/15/35	188,126

	Specialty Retail — 0.5%
275,000	Home Depot Inc., Senior Notes, 5.200% due 3/1/11	287,372

	TOTAL CONSUMER DISCRETIONARY	475,498
CONSUMER STAPLES — 0.7%

	Beverages — 0.4%
245,000	PepsiCo Inc., Senior Notes, 5.000% due 6/1/18	261,414

See Notes to Financial Statements.

Legg Mason Investment Counsel Variable Social Awareness Portfolio 2009 Annual Report   15

Schedule of investments continued
October 31, 2009

   LEGG MASON INVESTMENT COUNSEL VARIABLE SOCIAL AWARENESS PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Household Products — 0.3%
$170,000	Procter & Gamble Co., Senior Notes, 4.600% due 1/15/14	$182,842

	TOTAL CONSUMER STAPLES	444,256
ENERGY — 0.5%

	Oil, Gas & Consumable Fuels — 0.5%
275,000	Apache Corp., Senior Notes, 5.250% due 4/15/13	297,610
FINANCIALS — 5.1%

	Capital Markets — 0.4%
243,000	Goldman Sachs Group Inc., Senior Notes, 5.700% due 9/1/12	263,866

	Commercial Banks — 1.0%
170,000	Barclays Bank PLC, Senior Notes, 5.000% due 9/22/16	173,987

160,000	National City Bank, Subordinated Notes, 6.200% due 12/15/11	171,043

250,000	Wells Fargo Bank NA, Subordinated Notes, 6.450% due 2/1/11	263,704

	Total Commercial Banks	608,734

	Consumer Finance — 2.2%
325,000	HSBC Finance Corp., Notes, 6.375% due 10/15/11	348,019

325,000	John Deere Capital Corp., Medium-Term Notes, 5.650% due 7/25/11	348,417

800,000	SLM Corp., Medium-Term Notes, 5.000% due 10/1/13	665,287

	Total Consumer Finance	1,361,723

	Diversified Financial Services — 1.2%
250,000	Bank of America Corp., Senior Notes, 5.625% due 10/14/16	256,387

225,000	IBM International Group Capital LLC, Senior Notes, 5.050% due 10/22/12	246,266

200,000	National Rural Utilities Cooperative Finance Corp., Medium-Term Notes, 8.000% due 3/1/32	236,092

	Total Diversified Financial Services	738,745

	Insurance — 0.3%
200,000	Genworth Financial Inc., Senior Notes, 6.500% due 6/15/34	159,196

	TOTAL FINANCIALS	3,132,264
HEALTH CARE — 1.5%

	Pharmaceuticals — 1.5%
225,000	Abbott Laboratories, Senior Notes, 5.600% due 11/30/17	247,096

275,000	AstraZeneca PLC, Senior Notes, 5.400% due 9/15/12	303,278

130,000	Merck & Co. Inc., Senior Notes, 4.000% due 6/30/15	136,407

185,000	Novartis Capital Corp., Senior Notes, 4.125% due 2/10/14	195,597

	TOTAL HEALTH CARE	882,378

See Notes to Financial Statements.

16   Legg Mason Investment Counsel Variable Social Awareness Portfolio 2009 Annual Report

   LEGG MASON INVESTMENT COUNSEL VARIABLE SOCIAL AWARENESS PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
INFORMATION TECHNOLOGY — 0.4%

	Computers & Peripherals — 0.3%
$160,000	Hewlett-Packard Co., Senior Notes, 4.250% due 2/24/12	$169,071

	Software — 0.1%
80,000	Microsoft Corp., Senior Notes, 2.950% due 6/1/14	81,251

	TOTAL INFORMATION TECHNOLOGY	250,322
MATERIALS — 0.3%

	Chemicals — 0.3%
200,000	Potash Corp. of Saskatchewan Inc., Senior Notes, 5.875% due 12/1/36	204,482

	TOTAL CORPORATE BONDS & NOTES (Cost — $5,613,086)	5,686,810
MORTGAGE-BACKED SECURITIES — 8.7%

	FHLMC — 2.5%
	Federal Home Loan Mortgage Corp. (FHLMC):

289,239	6.000% due 9/1/37(b)	308,100

	Gold:

1,090,477	5.000% due 7/1/35-6/1/36(b)	1,132,781

99,493	7.500% due 8/1/36(b)	108,790

	Total FHLMC	1,549,671

	FNMA — 6.2%
	Federal National Mortgage Association (FNMA):

285,855	5.000% due 5/1/18(b)	305,370

1,493,534	6.000% due 6/1/22-9/1/37(b)	1,590,450

1,490,345	5.500% due 1/1/24-6/1/36(b)	1,575,900

278,759	6.500% due 2/1/37(b)	299,889

	Total FNMA	3,771,609

	TOTAL MORTGAGE-BACKED SECURITIES (Cost — $4,963,112)	5,321,280
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 6.0%

	U.S. Government Agencies — 4.1%
	Federal National Mortgage Association (FNMA):

365,000	Bonds, 6.625% due 11/15/30(b)	459,547

	Notes:

199,000	4.625% due 10/15/13(b)	217,841

640,000	5.000% due 4/15/15(b)	710,883

503,000	4.875% due 12/15/16(b)	551,497

509,000	5.375% due 6/12/17(b)	576,438

	Total U.S. Government Agencies	2,516,206

See Notes to Financial Statements.

Legg Mason Investment Counsel Variable Social Awareness Portfolio 2009 Annual Report   17

Schedule of investments continued
October 31, 2009

   LEGG MASON INVESTMENT COUNSEL VARIABLE SOCIAL AWARENESS PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	U.S. Government Obligations — 1.9%
	U.S. Treasury Bonds:

$152,000	6.000% due 2/15/26	$185,986

442,000	3.500% due 2/15/39	387,579

	U.S. Treasury Notes:

100,000	0.875% due 2/28/11	100,488

248,000	4.250% due 11/15/14	270,863

61,000	2.750% due 2/15/19	57,988

157,000	3.125% due 5/15/19	153,689

	Total U.S. Government Obligations	1,156,593

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $3,398,055)	3,672,799

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $54,862,127)	58,556,125
SHORT-TERM INVESTMENT — 4.3%

	Repurchase Agreement — 4.3%
2,610,997	Goldman Sachs & Co. repurchase agreement dated 10/30/09, 0.050% due 11/2/09; Proceeds at maturity — $2,611,008; (Fully collateralized by U.S. government agency obligation, 3.000% due 10/29/14; Market value — $2,668,509) (Cost — $2,610,997)	2,610,997

	TOTAL INVESTMENTS — 100.1% (Cost — $57,473,124#)	61,167,122

	Liabilities in Excess of Other Assets — (0.1)%	(57,401)

	TOTAL NET ASSETS — 100.0%	$61,109,721

*	Non-income producing security.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2009.

(b)	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae (FNMA) and Freddie Mac (FHLMC) into conservatorship.

#	Aggregate cost for federal income tax purposes is $57,638,170.

Abbreviation used in this schedule:

ADR — American Depositary Receipt

See Notes to Financial Statements.

18   Legg Mason Investment Counsel Variable Social Awareness Portfolio 2009 Annual Report

Statement of assets and liabilities
October 31, 2009

ASSETS:

Investments, at value (Cost — $57,473,124)	$61,167,122

Dividends and interest receivable	201,107

Prepaid expenses	1,959

Total Assets	61,370,188

LIABILITIES:

Payable for Portfolio shares repurchased	99,282

Investment management fee payable	36,825

Trustees’ fees payable	166

Accrued expenses	124,194

Total Liabilities	260,467

TOTAL NET ASSETS	$61,109,721

NET ASSETS:

Par value (Note 5)	$29

Paid-in capital in excess of par value	67,142,023

Undistributed net investment income	600,130

Accumulated net realized loss on investments	(10,326,459)

Net unrealized appreciation on investments	3,693,998

TOTAL NET ASSETS	$61,109,721

Shares Outstanding	2,898,883

Net Asset Value	$21.08

See Notes to Financial Statements.

Legg Mason Investment Counsel Variable Social Awareness Portfolio 2009 Annual Report   19

Statement of operations
For the Year Ended October 31, 2009

INVESTMENT INCOME:

Interest	$878,981

Dividends	680,363

Less: Foreign taxes withheld	(351)

Total Investment Income	1,558,993

EXPENSES:

Investment management fee (Note 2)	397,926

Shareholder reports	42,547

Audit and tax	21,761

Legal fees	18,291

Trustees’ fees	4,452

Transfer agent fees	3,538

Insurance	2,872

Custody fees	2,133

Miscellaneous expenses	5,643

Total Expenses	499,163

NET INVESTMENT INCOME	1,059,830

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3):

Net Realized Loss from Investment Transactions	(4,090,202)

Change in Net Unrealized Appreciation/Depreciation from Investments	10,455,173

NET GAIN ON INVESTMENTS	6,364,971

INCREASE IN NET ASSETS FROM OPERATIONS	$7,424,801

See Notes to Financial Statements.

20   Legg Mason Investment Counsel Variable Social Awareness Portfolio 2009 Annual Report

Statements of changes in net assets

FOR THE YEARS ENDED OCTOBER 31,	2009	2008
OPERATIONS:

Net investment income	$1,059,830	$1,330,217

Net realized loss	(4,090,202)	(5,376,469)

Change in net unrealized appreciation/depreciation	10,455,173	(17,541,882)

Increase (Decrease) in Net Assets From Operations	7,424,801	(21,588,134)

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):

Net investment income	(1,400,001)	(1,200,006)

Net realized gains	—	(13,917,051)

Decrease in Net Assets From Distributions to Shareholders	(1,400,001)	(15,117,057)

PORTFOLIO SHARE TRANSACTIONS (NOTE 5):

Net proceeds from sale of shares	438,050	2,961,366

Reinvestment of distributions	1,400,001	15,117,057

Cost of shares repurchased	(7,815,129)	(12,413,743)

Increase (Decrease) in Net Assets From Portfolio Share Transactions	(5,977,078)	5,664,680

INCREASE (DECREASE) IN NET ASSETS	47,722	(31,040,511)

NET ASSETS:

Beginning of year	61,061,999	92,102,510

End of year*	$61,109,721	$61,061,999

* Includes undistributed net investment income of:	$600,130	$932,251

See Notes to Financial Statements.

Legg Mason Investment Counsel Variable Social Awareness Portfolio 2009 Annual Report   21

Financial highlights

   FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT
   EACH YEAR ENDED OCTOBER 31:

	2009	2008	2007	2006[1]	2005[1,2,3]	20041,†
NET ASSET VALUE, BEGINNING OF YEAR	$18.92	$30.39	$26.45	$24.58	$24.30	$23.04

INCOME (LOSS) FROM OPERATIONS:

Net investment income	0.36	0.42	0.32	0.15	0.10	0.17

Net realized and unrealized gain (loss)	2.24	(6.86)	3.76	1.90	0.18	1.26

Total income (loss) from operations	2.60	(6.44)	4.08	2.05	0.28	1.43

LESS DISTRIBUTIONS FROM:

Net investment income	(0.44)	(0.40)	(0.14)	(0.18)	(0.00)[4]	(0.17)

Net realized gains	—	(4.63)	—	—	—	—

Total distributions	(0.44)	(5.03)	(0.14)	(0.18)	(0.00)[4]	(0.17)

NET ASSET VALUE, END OF YEAR	$21.08	$18.92	$30.39	$26.45	$24.58	$24.30

Total return[5]	14.17%	(25.22)%	15.48%	8.36%	1.16%	6.23%

NET ASSETS, END OF YEAR (000s)	$61,110	$61,062	$92,103	$87,381	$90,835	$93,845

RATIOS TO AVERAGE NET ASSETS:

Gross expenses	0.88%	1.03%	0.84%[6]	0.80%	0.75%[7]	0.75%

Net expenses[8]	0.88	0.93 [9]	0.82 [6,9]	0.79 [9]	0.75 [7]	0.71 [9]

Net investment income	1.86	1.62	1.13	0.56	0.52 [7]	0.77

PORTFOLIO TURNOVER RATE	30%	42%	122%	13%	6%	18%

[1]	Represents a share of capital stock outstanding prior to April 30, 2007.

[2]	For the period January 1, 2005 to October 31, 2005.

[3]	Effective July 1, 2005, The Travelers Series Trust-Social Awareness Stock Portfolio was reorganized into the Travelers Series Fund Inc.-Social Awareness Stock Portfolio. With this transaction, the Portfolio’s fiscal year end changed to October 31, 2005.

[4]	Amount represents less than $0.01 per share.

[5]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results. Total returns for period of less than one year are not annualized.

[6]	Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Portfolio during the period. Without these fees, the gross and net expense ratios would have been 0.83% and 0.81%, respectively.

[7]	Annualized.

[8]	As a result of an expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of the Portfolio will not exceed 1.00% until December 31, 2011. Prior to April 30, 2007, the expense limitation was 1.25%.

[9]	Reflects fee waivers and/or expense reimbursements.

†	For the year ended December 31.

See Notes to Financial Statements.

22   Legg Mason Investment Counsel Variable Social Awareness Portfolio 2009 Annual Report

Notes to financial statements

1.	Organization and significant accounting policies
Legg Mason Investment Counsel Variable Social Awareness Portfolio (formerly known as Legg Mason Partners Variable Social Awareness Portfolio) (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through December 15, 2009, the issuance date of the financial statements.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities at fair value as determined in accordance with the procedures approved by the Portfolio’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Portfolio has adopted Financial Accounting Standards Board Codification Topic 820 (formerly Statement of Financial Accounting Standards No. 157) (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Portfolio’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

Legg Mason Investment Counsel Variable Social Awareness Portfolio 2009 Annual Report   23

Notes to financial statements continued

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach, income approach and/or cost approach, depending on the type of the security and the particular circumstance.

The following is a summary of the inputs used in valuing the Portfolio’s assets carried at fair value:

			SIGNIFICANT
		OTHER SIGNIFICANT	UNOBSERVABLE
	QUOTED PRICES	OBSERVABLE INPUTS	INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Long-term investments†:

Common stocks	$42,488,183	—	—	$42,488,183

Asset-backed securities	—	$346,558	—	346,558

Collateralized mortgage obligations	—	1,040,495	—	1,040,495

Corporate bonds & notes	—	5,686,810	—	5,686,810

Mortgage-backed securities	—	5,321,280	—	5,321,280

U.S. government & agency obligations	—	3,672,799	—	3,672,799

Total long-term investments	42,488,183	16,067,942	—	58,556,125

Short-term investment†	—	2,610,997	—	2,610,997

Total investments	$42,488,183	$18,678,939	—	$61,167,122

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market daily to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

24   Legg Mason Investment Counsel Variable Social Awareness Portfolio 2009 Annual Report

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Security transactions and investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Portfolio’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolio are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

Legg Mason Investment Counsel Variable Social Awareness Portfolio 2009 Annual Report   25

Notes to financial statements continued

(f) Federal and other taxes. It is the Portfolio’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Portfolio’s financial statements.

Management has analyzed the Portfolio’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of October 31, 2009, no provision for income tax would be required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(g) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	UNDISTRIBUTED NET	ACCUMULATED NET
	INVESTMENT INCOME	REALIZED LOSS
(a)	$8,050	$(8,050)

(a)	Reclassifications are primarily due to losses from mortgage backed securities treated as capital losses for tax purposes.

2. Investment management agreement and other transactions with affiliates
Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager and Legg Mason Investment Counsel, LLC (“LMIC”) is the Portfolio’s subadviser. LMPFA and LMIC are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $50 million	0.71%

Next $50 million	0.61

Next $100 million	0.51

Over $200 million	0.46

26   Legg Mason Investment Counsel Variable Social Awareness Portfolio 2009 Annual Report

LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA delegates to the subadviser the day-to-day portfolio management of the Portfolio, except for the management of cash and short-term instruments. For its services, LMPFA pays LMIC 70% of the net management fee it receives from the Portfolio.

As a result of an expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of the Portfolio will not exceed 1.00% until December 31, 2011. This expense limitation cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously forgone or reimbursed to the Portfolio during the same fiscal year if the Portfolio’s total annual operating expenses have fallen to a level below an expense limitation (“expense cap”). In no case will the manager recapture any amount that would result, on any particular business day of the Portfolio, in the Portfolio’s total annual operating expenses exceeding the expense cap.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Portfolio’s sole and exclusive distributor.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3.	Investments
During the year ended October 31, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

		U.S. GOVERNMENT &
	INVESTMENTS	AGENCY OBLIGATIONS
Purchases	$14,971,167	$1,481,263

Sales	15,085,573	5,151,268

At October 31, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$6,060,505

Gross unrealized depreciation	(2,531,553)

Net unrealized appreciation	$3,528,952

4.	Derivative instruments and hedging activities
Financial Accounting Standards Board Codification Topic 815 (formerly Statement of Financial Accounting Standards No. 161) (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

Legg Mason Investment Counsel Variable Social Awareness Portfolio 2009 Annual Report   27

Notes to financial statements continued

During the year ended October 31, 2009, the Portfolio did not invest in any derivative instruments.

5.	Shares of beneficial interest

At October 31, 2009, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Each share represents an identical interest and has the same rights.

Transactions in shares of the Portfolio were as follows:

	YEAR ENDED	YEAR ENDED
	OCTOBER 31, 2009	OCTOBER 31, 2008
Shares sold	23,294	119,491

Shares issued on reinvestment	78,081	604,441

Shares repurchased	(430,169)	(527,014)

Net increase (decrease)	(328,794)	196,918

6.	Income tax information and distributions to shareholders
The tax character of distributions paid during the fiscal years ended October 31, was as follows:

	2009	2008
Distributions Paid From:
Ordinary income	$1,400,001	$1,200,006

Net long-term capital gains	—	13,917,051

Total distributions paid	$1,400,001	$15,117,057

As of October 31, 2009, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$697,612

Capital loss carryforward*	(10,161,413)

Other book/tax temporary differences(a)	(97,482)

Unrealized appreciation/(depreciation)(b)	3,528,952

Total accumulated earnings/(losses) — net	$(6,032,331)

*	As of October 31, 2009, the Portfolio had the following net capital loss carryforward remaining:

YEAR OF EXPIRATION	AMOUNT
10/31/2011	$(797,243)

10/31/2016	(5,288,876)

10/31/2017	(4,075,294)

$(10,161,413)

These amounts will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to the book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

28   Legg Mason Investment Counsel Variable Social Awareness Portfolio 2009 Annual Report

7. Regulatory matters
On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Portfolio, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Portfolio, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Portfolio (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be

Legg Mason Investment Counsel Variable Social Awareness Portfolio 2009 Annual Report   29

Notes to financial statements continued

distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

8.	Legal matters
Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Portfolio, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages,

30   Legg Mason Investment Counsel Variable Social Awareness Portfolio 2009 Annual Report

rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds [collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 7. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of

Legg Mason Investment Counsel Variable Social Awareness Portfolio 2009 Annual Report   31

Notes to financial statements continued

funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was later entered. An appeal was filed with the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

9.	Other shareholder information
At the August 2009 meeting, the Board of Trustees approved changing the Portfolio’s fiscal year end from October 31stto December 31st. This change will result in a “stub period” annual report being produced for the two-month period ending December 31, 2009.

32   Legg Mason Investment Counsel Variable Social Awareness Portfolio 2009 Annual Report

Report of independent registered public
accounting firm

The Board of Trustees and Shareholders
Legg Mason Partners Variable Equity Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Investment Counsel Variable Social Awareness Portfolio (formerly Legg Mason Partners Variable Social Awareness Portfolio), a series of Legg Mason Partners Variable Equity Trust, as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Investment Counsel Variable Social Awareness Portfolio as of October 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 15, 2009

Legg Mason Investment Counsel Variable Social Awareness Portfolio 2009 Annual Report   33

Additional information (unaudited)
Information about Trustees and Officers

The business and affairs of Legg Mason Investment Counsel Variable Social Awareness Portfolio (formerly known as Legg Mason Partners Variable Social Awareness Portfolio) [the “portfolio”], are managed under the direction of the Board of Trustees. The current Trustees, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Portfolio (the “Independent Trustees”), and executive officers of the Portfolio, their years of birth, their principal occupations during at least the past five years [their titles may have varied during that period], the number of funds associated with Legg Mason the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

INDEPENDENT TRUSTEES
PAUL R. ADES

Birth year	1940

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1983

Principal occupation(s) during past five years	Law Firm of Paul R. Ades, PLLC (since 2000)

Number of portfolios in fund complex over- seen by Trustee	55

Other board member- ships held by Trustee	None

ANDREW L. BREECH

Birth year	1952

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1991

Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)

Number of portfolios in fund complex over- seen by Trustee	55

Other board member- ships held by Trustee	None

34   Legg Mason Investment Counsel Variable Social Awareness Portfolio

DWIGHT B. CRANE

Birth year	1937

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1981

Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)

Number of portfolios in fund complex over- seen by Trustee	55

Other board member- ships held by Trustee	None

ROBERT M. FRAYN, JR.

Birth year	1934

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1981

Principal occupation(s) during past five years	Retired; formerly, President and Director, Book Publishing Co. (1970 to 2002)

Number of portfolios in fund complex over- seen by Trustee	55

Other board member- ships held by Trustee	None

FRANK G. HUBBARD

Birth year	1937

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1993

Principal occupation(s) during past five years	President, Avatar International Inc. (business development) (since 1998)

Number of portfolios in fund complex over- seen by Trustee	55

Other board member- ships held by Trustee	None

Legg Mason Investment Counsel Variable Social Awareness Portfolio   35

Additional information (unaudited) continued
Information about Trustees and Officers

HOWARD J. JOHNSON

Birth year	1938

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	From 1981 to 1998 and 2000 to Present

Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)

Number of portfolios in fund complex over- seen by Trustee	55

Other board member- ships held by Trustee	None

DAVID E. MARYATT

Birth year	1936

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1983

Principal occupation(s) during past five years	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1992)

Number of portfolios in fund complex over- seen by Trustee	55

Other board member- ships held by Trustee	None

JEROME H. MILLER

Birth year	1938

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1995

Principal occupation(s) during past five years	Retired

Number of portfolios in fund complex over- seen by Trustee	55

Other board member- ships held by Trustee	None

36   Legg Mason Investment Counsel Variable Social Awareness Portfolio

KEN MILLER

Birth year	1942

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1983

Principal occupation(s) during past five years	President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (since 1963)

Number of portfolios in fund complex over- seen by Trustee	55

Other board member- ships held by Trustee	None

JOHN J. MURPHY

Birth year	1944

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 2002

Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)

Number of portfolios in fund complex over- seen by Trustee	55

Other board member- ships held by Trustee	Director, Nicholas Applegate Institutional Funds (since 2005); Trustee, Consulting Group Capital Markets Funds (since 2002); Trustee, UBS Funds (since 2008); formerly, Director, Atlantic Stewardship Bank (2004 to 2005); formerly, Director, Barclays International Funds Group Ltd. and affiliated companies (1983 to 2003)

THOMAS F. SCHLAFLY

Birth year	1948

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1983

Principal occupation(s) during past five years	President, The Saint Louis Brewery, Inc. (brewery) (since 1989); Partner, Thompson Coburn LLP (law firm) (since 2009); Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (prior to May 2009)

Number of portfolios in fund complex over- seen by Trustee	55

Other board member- ships held by Trustee	Director, Citizens National Bank of Greater St. Louis (since 2006)

Legg Mason Investment Counsel Variable Social Awareness Portfolio   37

Additional information (unaudited) continued
Information about Trustees and Officers

JERRY A. VISCIONE

Birth year	1944

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1993

Principal occupation(s) during past five years	Retired

Number of portfolios in fund complex over- seen by Trustee	55

Other board member- ships held by Trustee	None

INTERESTED TRUSTEE
R. JAY GERKEN, CFA[3]

Birth year	1951

Position(s) held with Fund[1]	Trustee, President, Chairman, and Chief Executive Officer

Term of office[1] and length of time served[2]	Since 2002

Principal occupation(s) during past five years	Managing Director, Legg Mason & Co., LLC; Chairman of the Board and Trustee/Director of 148 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer (“CEO”) of certain mutual funds associated with Legg Mason, Inc. or its affiliates; President and CEO, Smith Barney Fund Management LLC and Chairman, President and CEO, Citi Fund Management, Inc. (formerly registered investment advisers) (since 2002); formerly, Managing Director of Citigroup Global Markets Inc. (“CFM”) (1989 to 2006); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (2002 to 2005)

Number of portfolios in fund complex over- seen by Trustee	135

Other board member- ships held by Trustee	Former Trustee, Consulting Group Capital Markets Funds (2002 to 2006)

OFFICERS
KAPREL OZSOLAK Legg Mason 55 Water Street, New York, NY 10041

Birth year	1965

Position(s) held with Fund[1]	Chief Financial Officer and Treasurer

Term of office[1] and length of time served[2]	Since 2004

Principal occupation(s) during past five years	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (2002 to 2004)

38   Legg Mason Investment Counsel Variable Social Awareness Portfolio

TED P. BECKER Legg Mason 620 Eight Avenue, New York, NY 10018

Birth year	1951

Position(s) held with Fund[1]	Chief Compliance Officer

Term of office[1] and length of time served[2]	Since 2006

Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at CAM or its predecessor (2002 to 2005);

JOHN CHIOTA Legg Mason 100 First Stamford Place, Stamford, CT 06902

Birth year	1968

Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer/Identity Theft Prevention Officer

Term of office[1] and length of time served[2]	Since 2006/2008

Principal occupation(s) during past five years	Identity Theft Prevention Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Vice President of Legg Mason or its predecessor (since 2004); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse

ROBERT I. FRENKEL Legg Mason 100 First Stamford Place, Stamford, CT 06902

Birth year	1954

Position(s) held with Fund[1]	Secretary and Chief Legal Officer

Term of office[1] and length of time served[2]	Since 2003

Principal occupation(s) during past five years	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (2001 to 2004)

THOMAS C. MANDIA Legg Mason 100 First Stamford Place, Stamford, CT 06902

Birth year	1962

Position(s) held with Fund[1]	Assistant Secretary

Term of office[1] and length of time served[2]	Since 2000

Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason (since 2005); formerly, Managing Director and Deputy General Counsel for CAM (1992 to 2005)

Legg Mason Investment Counsel Variable Social Awareness Portfolio   39

Additional information (unaudited) continued
Information about Trustees and Officers

STEVEN FRANK Legg Mason 55 Water Street, New York, NY 10041

Birth year	1967

Position(s) held with Fund[1]	Controller

Term of office[1] and length of time served[2]	Since 2005

Principal occupation(s) during past five years	Vice President of Legg Mason (since 2002); Controller of certain mutual funds associated with Legg Mason or its predecessors (since 2005); formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (2001 to 2005)

ALBERT LASKAJ Legg Mason 55 Water Street, New York, NY 10041

Birth year	1977

Position(s) held with Fund[1]	Controller

Term of office[1] and length of time served[2]	Since 2007

Principal occupation(s) during past five years	Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2005 to 2007); formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (2003 to 2005)

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable for a fund in the Legg Mason Partners funds complex.

[3]	Mr. Gerken is an “interested person” of the Trust as defined in the 1940 Act because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

40   Legg Mason Investment Counsel Variable Social Awareness Portfolio

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2009:

Record date	12/18/2008

Payable date	12/19/2008

Ordinary Income:
Dividends qualifying for the dividends received deduction for corporations	46.77%

Please retain this information for your records.

Legg Mason Investment Counsel Variable Social Awareness Portfolio   41

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Legg Mason Investment Counsel
Variable Social Awareness Portfolio

Trustees

Paul R. Ades
Andrew L. Breech
Dwight B. Crane
Robert M. Frayn, Jr.
R. Jay Gerken, CFA
  Chairman
Frank G. Hubbard
Howard J. Johnson
David E. Maryatt
Jerome H. Miller
Ken Miller
John J. Murphy
Thomas F. Schlafly
Jerry A. Viscione

Investment manager

Legg Mason Partners Fund
Advisor, LLC

Subadviser

Legg Mason Investment
Counsel, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust
Company

Transfer agent

Boston Financial Data Servicing, Inc.
2 Heritage Drive
Quincy, Massachusetts 02171

Independent registered public accounting firm

KPMG LLP
345 Park Avenue
New York, New York 10154

Legg Mason Investment Counsel Variable Social Awareness Portfolio
The Portfolio is a separate investment series of Legg Mason Partners Variable Equity Trust, a Maryland business trust.

LEGG MASON INVESTMENT COUNSEL VARIABLE SOCIAL AWARENESS PORTFOLIO
Legg Mason Funds
55 Water Street
New York, NY 10041

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolio’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Portfolio, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Portfolio voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Portfolio’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Investment Counsel Variable Social Awareness Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a current prospectus.

Investors should consider the Portfolio’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Portfolio. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

2009 Legg Mason Investor Services, LLC
Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone and through our websites;

•	Information about your transactions with us, our affiliates or others (such as your purchases, sales or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose your nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

                    NOT PART OF THE ANNUAL REPORT

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

• Each was purposefully chosen for their commitment to investment excellence.

• Each is focused on specific investment styles and asset classes.

• Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked eleventh-largest money manager in the world, according to Pensions & Investments, May 18, 2009, based on 12/31/08 worldwide assets under management.

www.leggmason.com/individualinvestors

2009 Legg Mason Investor Services, LLC Member FINRA, SIPC
FD03332 12/09 SR09-957

NOT PART OF THE ANNUAL REPORT

ITEM 2. CODE OF ETHICS.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Directors of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2008 and October 31, 2009 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $146,300 in 2008 and $152,500 in 2009.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2008 and $149 in 2009. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Variable Equity Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Variable Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to July 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $30,750 in 2008 and $18,500 in 2009. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Variable Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Variable Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c)

(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Variable Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2008 and 2009; Tax Fees were 100% and 100% for 2008 and 2009; and Other Fees were 100% and 100% for 2008 and 2009.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Variable Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Variable Equity Trust during the reporting period were $0 in 2009.

(h) Yes. Legg Mason Partners Variable Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Variable Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:
Paul R. Ades
Andrew L. Breech
Dwight B. Crane
Robert M. Frayn, Jr.
Frank G. Hubbard
Howard J. Johnson
David E. Maryatt
Jerome H. Miller
Ken Miller
John J. Murphy
Thomas F. Schlafly
Jerry A. Viscione
b)	Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS.
Included herein under Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
(a) (1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH
(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT
(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.
Legg Mason Partners Variable Equity Trust

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of Legg Mason Partners Variable Equity Trust
Date: December 29, 2009
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of Legg Mason Partners Variable Equity Trust
Date: December 29, 2009

By:	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer of Legg Mason Partners Variable Equity Trust
Date: December 29, 2009